UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019
________________________

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
________________________

Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)
 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market
9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market
8.125% Senior Notes due 2021	GFNSL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
Page

Item 5.07	Submission of Matters to a Vote of Security Holders	1

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Item 5.07     Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 5, 2019 in Pasadena, California. Stockholders of record at the close of business on October 8, 2019 were entitled to one vote for each share of common stock held. On October 8, 2019, there were 30,573,863 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.           Proposal 1. To elect two Class A directors to serve for terms of three years each, in each case until their respective successors are elected and qualified. The nominees for director were elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes

Manuel Marrero (three-year term)	17,684,706	1,876,987	200	7,273,896
Douglas Trussler (three-year term)	19,449,316	62,377	200	7,273,896

2.           Proposal 2. Ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The proposal was approved by a vote of stockholders as follows:

For	26,799,618
Against	35,371
Abstain	800

3.           Proposal 3. Advisory vote to indicate support for the company's compensation philosophy, policies and implementation with respect to the Company's Named Executive Officers. The proposal was approved by a vote of stockholders as follows:

For	14,346,812
Against	216,106
Abstain	4,998,975
Broker non-votes	7,273,896

4.           Proposal 4. Advisory vote on the frequency of future advisory votes on the compensation of executive officers. The proposal was approved by a vote of stockholders as follows:

Three Years	10,200,173
Two Years	31,805
One Year	9,037,408
Abstain	292,507
Broker non-votes	7,273,896

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 5, 2019	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

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